UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report: March 25, 2020

(Date of earliest event reported)

DEERE & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4121	36-2382580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of exchange on which registered
Common Stock, $1 par value	DE	New York Stock Exchange
8½ % Debentures Due 2022	DE22	New York Stock Exchange
6.55% Debentures Due 2028	DE28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 25, 2020, Deere & Company (the “Company”) agreed to sell $700,000,000 aggregate principal amount of 2.750% Notes due April 15, 2025 (the “2025 Notes”), $700,000,000 aggregate principal amount of 3.100% Notes due April 15, 2030 (the “2030 Notes”) and $850,000,000 aggregate principal amount of 3.750% Notes due April 15, 2050 (the “2050 Notes”, and together with the 2025 Notes and the 2030 Notes, the “Notes”).  In connection with the issuance and the sale of the Notes, on March 25, 2020, the Company entered into a terms agreement (the “Terms Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and RBC Capital Markets, LLC, as representatives of the underwriters named therein.  Interest on the Notes is payable on April 15 and October 15 of each year, beginning on October 15, 2020 (long first coupon). The Notes are unsecured and have the same rank as the Company’s other unsecured and unsubordinated debt. The foregoing description of the Terms Agreement is qualified in its entirety by reference to the text of the Terms Agreement, a copy of which is filed herewith as Exhibit 1.1.

The Notes were issued pursuant to an Indenture dated as of September 25, 2008, between the Company and The Bank of New York Mellon. The Company may redeem the Notes in whole or in part, upon at least 15 days’ notice but not more than 45 days’ notice, at any time prior to maturity at the applicable redemption price described in the Final Prospectus Supplement dated March 25, 2020 (the “Final Prospectus Supplement”), as filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2020.

The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-218760), as filed with the SEC on June 15, 2017. The Company has filed with the SEC a Preliminary Prospectus Supplement dated March 25, 2020, a Free Writing Prospectus dated March 25, 2020, and the Final Prospectus Supplement in connection with the public offering of the Notes.

The forms of the Notes are filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K.  A copy of the opinion of Kirkland & Ellis LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K. The Company incorporates by reference the exhibits filed herewith into the Registration Statement pursuant to which the Notes are registered.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
1.1	Terms Agreement, dated March 25, 2020, among the Company, BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and RBC Capital Markets, LLC, as representatives of the underwriters named therein.
4.1	Form of 2.750% Note due April 15, 2025.
4.2	Form of 3.100% Note due April 15, 2030.
4.3	Form of 3.750% Note due April 15, 2050.
5.1	Opinion of Kirkland & Ellis LLP.
23.1	Consent of Kirkland & Ellis LLP (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERE & COMPANY

Dated: March 30, 2020	By:	/s/ Todd E. Davies
Name: Todd E. Davies
Title: Corporate Secretary